SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                             DHB Capital Group, Inc.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box  if any part of the  fee is  offset as  provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                             DHB CAPITAL GROUP INC.
                              11 Old Westbury Road
                          Old Westbury, New York 11568


                            Telephone: (516) 997-1155

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



NOTICE IS HEREBY given of the 1997 Annual Meeting of Shareholders of DHB Capital Group Inc., (the "Company") will be held on Tuesday, December 30, 1997 at 12:30 P.M. at the offices of NDL Products Inc. located at 4031 Northeast 12th Terrace, Oakland Park, Florida 33334. The meeting is being called for the following purposes:

1.       To elect four directors.

2.       To ratify the appointment of independent accountants.

3. To transact such other business as may properly come before the meeting.

Accompanying this Notice is the Proxy Statement and Form of Proxy.

Only Shareholders of record at the close of business on December 4, 1997 will be entitled to vote at the meeting and any adjournments thereof.

DATED:   Old Westbury, New York, December 5, 1997

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Mary Kreidell
                                              ----------------
                                              Mary Kreidell,
                                              Secretary

                                              YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed proxy so that your shares will be represented at the meeting. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.

                             DHB CAPITAL GROUP INC.
                              11 Old Westbury Road
                          Old Westbury, New York 11568

                            Telephone: (516) 997-1155


                                 PROXY STATEMENT

This Proxy Statement, the accompanying proxy and the Company's Annual Report for 1996 are first being sent to Shareholders on or about December 5, 1997.

The accompanying proxy is solicited by the Board of Directors. It may be revoked at any time before being voted by written notice given to the secretary of the meeting or by the delivery of a later dated proxy. Proxies properly executed, duly returned to the Company and not revoked, will be voted at the meeting in accordance with the directions specified in the proxy. If no directions are given, the proxy will be voted FOR the election of the four nominees listed on the proxy and FOR Proposal 2. The Board of Directors is not aware at the date hereof of any other matter proposed to be presented at the meeting, and does not believe that any matter may be properly presented other than the election of directors and Proposal 2. If any other matter is properly presented, the persons named in the enclosed form of Proxy will have discretionary authority to vote thereon according to their best judgment. Presence at the meeting does not of itself revoke the proxy.

                                  VOTING RIGHTS

The only securities of the Company entitled to be voted are shares of Common Stock. The Company is authorized to issue 100,000,000 Common shares, par value $.001 per share. There are issued and outstanding 25,643,931 shares of Common Stock as of the close of business December 4, 1997, the record date for the meeting, each of which is entitled to one vote on each matter to be voted on at the meeting.

A quorum consisting of a majority of all shares outstanding and entitled to vote at the meeting, present in person or represented by proxy, is required for the purpose of considering all of the matters to come before the meeting. A quorum being present, directors are elected by a plurality of shares present in person or represented by proxy and entitled to vote; and the ratification of the appointment of independent accountants requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote.

At the meeting, abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of computing the vote required for approval of matters to be voted on at the meeting, shares held by shareholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a shareholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the meeting in person or by proxy by a broker of by a nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have discretionary voting power on such matter.

                         PERSONS MAKING THE SOLICITATION

         Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation will be borne by the Company.

Proposal 1.

ELECTION OF DIRECTORS

         Each director of the Company is elected annually and holds office until the next annual Meeting of Shareholders and until his successor is duly elected. In the absence of instructions to the contrary, the shares represented by proxy will be voted FOR the nominees listed below. All the nominees are currently directors, and all have consented to be named and to serve if elected.

MANAGEMENT DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE AS A DIRECTOR. IN THE EVENT THAT PRIOR TO THE MEETING ANY VACANCIES OCCUR IN THE SLATE OF NOMINEES LISTED BELOW. IT IS INTENDED THAT DISCRETIONARY AUTHORITY SHALL BE EXERCISED BY THE PERSON NAMED IN THE PROXY AS NOMINEE TO VOTE THE SHARES REPRESENTED BY PROXY FOR THE ELECTION OF ANY OTHER PERSON OR PERSONS AS DIRECTORS.

The Board of Directors recommends that Shareholders vote FOR the nominees named below. A plurality of the votes cast at the Meeting is required to elect each director. Certain information regarding each nominee for director is given below.


Name                   Age     Director Since      Position With The Company
----                   ---     --------------      -------------------------

David H. Brooks        42         10/92            Chairman, CEO & Director

Mary Kreidell          44         10/92            Secretary/Treasurer/Director

Gary Nadelman          45         11/95            Director

Morton A. Cohen        62         12/96            Director


         The Directors serve for a term of one year following their election at the Annual Meeting of Shareholders, and until their successors have been elected and qualified.

         David H. Brooks has served as Chairman of the Board and Chief Executive Officer of the Company since its inception. Mr. Brooks has been the Chairman of the Board, President and a Director of Brooks Industries of L.I., Inc. ("Brooks Industries"), since October, 1988, a New York corporation of which he is the sole shareholder and through which he makes investments. Brooks Industries engages in the venture capital business and in securities trading. Mr. Brooks served as a consultant to U.S. Alcohol Testing of America Inc. during the period from February 1991 to November 1992 and has, through Brooks Industries, served as a consultant to Good Ideas Enterprises, Inc. a majority-owned indirect subsidiary of U.S. Alcohol pursuant to an agreement having a five-year term which expired in May 1997. Mr. Brooks served as a consultant to The Thunder Group, Inc. from October 25, 1991, until the filing of an involuntary Chapter 11 bankruptcy petition against The Thunder Group in February 1993. In each case, Mr. Brooks provided advice on matters relating to the business, financial management and marketing activities. Mr. Brooks does not serve as a consultant to any other company at the present time and, other than as previously described, he has not served in such capacity for more than the past five years. Mr. Brooks received a bachelor of science degree in accounting from New York University in 1976. Since that time, he has been engaged principally as an investor for his own account.

         David H. Brooks, his brother Jeffrey Brooks, and Jeffrey Brooks Securities, Inc. ("JBSI"), which was wholly owned by Jeffrey Brooks, entered into a consent decree in December 1992 with the SEC. The SEC had filed a civil complaint in the United States District Court for the Southern District of New York (Docket No. 922846) alleging that an employee of JBSI was involved in an unlawful insider-trading scheme allegedly conducted through JBSI and the filing of false information by JBSI, a registered broker-dealer. The SEC alleged that JBSI did not establish, maintain or enforce policies and procedures that are required under Section 15(f) of the Exchange Act, designed to detect and prevent insider trading by an employee of JBSI, and that JBSI did not make required disclosures under Section 15(b) of the Exchange Act. The SEC further alleged that David Brooks exercised "de facto control" of certain aspects of JBSI's operations and that David Brooks and Jeffrey Brooks aided and abetted the reporting violations of JBSI. Pursuant to the settlement of these charges, without admitting or denying such allegations, David Brooks, Jeffrey Brooks and JBSI were assessed an aggregate civil fine of $ 405,000.00 and were enjoined from future violations of Section 15(b) and 15(f) of the Exchange Act; David Brooks was barred form having any direct or indirect interest in, or acting as a director, officer of employee of, any broker, dealer, municipal securities dealer, investment advisor, or investment company (provided that David Brooks is able to apply to become so associated after a five-year period); Jeffrey Brooks is prohibited from acting in a supervisory capacity with respect to any employee or any broker, dealer, municipal securities dealer, investment company or investment advisor for a period of one year; and JBSI was required to institute and maintain procedures pursuant to Section 15(f) of the Exchange Act. Mr. David Brooks is not under any prohibition from service as an officer or director of any public company other than a registered broker-dealer or an investment company.

         Mary Kreidell has served as Treasurer, Secretary, and a Director of the Company since its inception. Mrs. Kreidell became a Certified Public Accountant in 1991. She worked for Israeloff, Trattner & Co. CPA's, P.C., a certified public accounting firm, for four years prior thereto.

         Gary Nadelman has been the president of Synari, Inc., of New York, N.Y., a privately held manufacturer and distributor of women's sportswear and other apparel, for more than 5 years.

         Morton A. Cohen has over ten years experience in venture capital and over twenty-five years experience in the public securities industry, both as securities analyst and investment banker. Also, he has successfully managed several emerging growth companies. Mr. Cohen has been Chairman, President and Chief Executive Officer of Clarion Capital Corp. since 1982. Mr. Cohen served as Governor of the Montreal Stock Exchange, is a Chartered Financial Analyst and holder of an M.B.A. from the Wharton School of Business of the University of Pennsylvania. Mr. Cohen was a member of the Small Business Investment Advisory of Small Business Investment Companies and is a member of the Small Business Investment Advisory Council. He is the Chairman of Monitek Technologies, Inc. (Nasdaq), Chairman of Cohesant Technologies (Nasdaq), Director of Gothic Energy (Nasdaq), and a Director of Zenex Corp. (NYSE).

Executive Officers

         Two of the five executive officers of the Company, David H. Brooks and Mary Kreidell. are also directors and nominees, and are identified above. Information follows on the other current executive officers of the Company.

         Leonard Rosen, age 58, is a founder of Protective Apparel Corporation of America ("PACA"), one of the Company's subsidiaries, and has served as its President since its inception in 1975. He is actively involved in all facets of PACA's operations, from production to sales. Mr. Rosen has experience in the apparel industry for over 35 years. He worked closely in the research and development of ballistic-resistant soft body armor and helmets with the Federal Government, including serving as a charter member of the committee that conceived the National Institute of Justice "01" Standard for ballistic body armor.

         Joseph Giaquinto, age 34, has been Vice President of Sales since March, 1995. For more than 7 years prior thereto, he was a vice president of sales for Tru-Fit Marketing of Boston, Massachusetts.

         Sandra Hatfield, age 44, has been President of Point Blank Body Armor, Inc., a subsidiary of the Company, since October 1996. For more than 5 years prior thereto, she was the Vice President of Production at PACA.

Executive Compensation

         Summary Compensation Table. The following table sets forth certain summary information regarding the compensation of the Company's Chief Executive Officer and each of its other executive officers whose total salary and bonus for the year ended December 31, 1996 exceeded $ 100,000.

                                                                                               Long-Term
                                                                                             Compensation
                                                              Annual Compensation               Awards
                                            ----------------------------------------         -------------
                                                                                              Securities
                                                                                              underlying
Name and Principal                                                                             Options/-
Position                   Year             Salary(1)        Bonus             Other            SARS(4)
--------                   ----             ---------        -----             -----            -------
David Brooks,              1996             191,667
Chairman, CEO              1995              39,583           -0-               -0-              -0-(2)

Joseph Giaquinto           1996             100,000
Vice President of
Sales                      1995              50,962

Leonard Rosen,             1996             135,000           -0-               -0-              -0-
President of PACA          1995             125,000           -0-               -0- (3)          -0-
-----------------

(1) Although certain officers receive certain perquisites such as auto allowances and expense allowances, the value of such perquisites did not exceed the lesser of $50,000 or 10% of the respective officers' salary and bonus.

(2) Certain warrants were granted to Mrs. Terry Brooks in 1994 and Mr. David Brooks in 1996 and 1997. See "Employment Agreements" and "Certain Transactions."

(3) Mr. Rosen is the lessor of PACA's premises in Norris, Tennessee. See "Properties" and "Certain Transactions." The Company does not consider the lease payments to be compensation, because they are not in excess of the fair market value of the lease.

(4) In October, 1995, the Company adopted a plan (the "1995 Stock Option Plan" or the "Plan") pursuant to which the Board of Directors or a committee (the "Committee") of the Board is authorized to award up to 3,500,000 shares of Common Stock, after giving effect to a 50% stock dividend paid on July 16, 1996, to selected officers, employees, agents consultants and other persons whom render services to the Company. The options may be issued on such terms and conditions as determined by the Board or Committee, and may be issued so as to qualify as incentive stock options under Internal Revenue Code Section 422A. The directors who are authorized to award options are not eligible to receive options under the Plan. The Company has filed a registration statement with respect to the Plan, and shares ("Option Shares") of Common Stock acquired under the Plan are eligible for resale by non-affiliates without further registration under the Act. Option shares acquired by affiliates of the Company are subject to the registration requirements of the Act. No options have been issued under the plan.

Employment Agreements

         Mr. Brooks, the CEO of DHB Capital Group, Inc. is employed pursuant to a five year employment agreement which was entered into April 1, 1996. Pursuant to the agreement, Mr. Brooks receives an annual salary of $ 250,000 through April, 1997, with annual increases of $25,000. The terms of the Agreement provide for the granting of 750,000 warrants each year on the anniversary of the Agreement exercisable at $ 2.33 and expiring five years after the grant. In addition, Mr. Brooks was to receive an annual bonus of ten percent of the Company's net profit. Subsequent to the execution of his employment agreement, Mr. Brooks voluntarily relinquished his rights to the annual bonus provision. As the Company has business in Florida and requires Mr. Brooks to spend considerable time there, his contract includes provisions for certain of his Florida living expenses.

         Mr. Rosen is employed pursuant to a five year employment agreement with PACA which was entered into at the time the Company acquired PACA on November 6, 1992. This agreement calls for annual salaries ranging from $115,000 in 1993 to $155,000 in 1997.

         Mr. Giaquinto, Vice President of Sales, has a three year employment agreement commencing March 1995, providing for an annual base salary of $ 100,000 and options to purchase 49,500 shares of common stock at a price of $
1.33 per share exercisable at the rate of not more than 16,500 shares per year.

Stock Options

         In April, 1996, the Company granted 750,000 stock purchase warrants exercisable at $ 2.33 for five years to David Brooks, the Company's CEO pursuant to his employment contract. No additional stock options, warrants or similar securities, rights or interests to any of the executive officers of the Company listed in the Summary Compensation Table above, and no options, warrants or similar securities, rights or interests were exercised by any such executive officers in the year ended December 31, 1996. In 1994, a warrant was issued to Mrs. Terry Brooks in exchange for loans by Mrs. Brooks and her pledging of certain assets to secure the Company's indebtedness to the Bank.
See "Certain Transactions."

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth the beneficial ownership of the Company's Common Stock as of October 30, 1997, after giving effect to a 50% Stock Dividend paid on July 16, 1996, for (i) each person known by the Company to beneficially own more than five percent of the shares of outstanding Common Stock; (ii) each director; (iii) each of the executive officers listed in the Summary Compensation Table in "Management-Executive Compensation" and (iv) all of the Company's executive officers and directors as a group, except as otherwise indicated, all shares are beneficially owned, and investments and voting power is held by the persons named as the owners.

                                         Number of Shares
Name and Address                         Beneficially Owned                 Percent Owned
----------------                         ------------------                 -------------
David H. Brooks, Chairman,                17,250,600 (2,3)                       56%
CEO and Director
11 Old Westbury Road
Old Westbury, New York  11568


Jeffrey Brooks                             2,353,500(3)                           9%
44 Coconut Row,
Palm Beach, Florida  33480

Leonard Rosen                                120,142(4)                         *
President of PACA
148 Cedar Place
Norris, Tennessee

Mary Kreidell, Treasurer                      84,375(5)                         *
Secretary and Director
11 Old Westbury Road
Old Westbury, New York  11568

Joseph Giaquinto                              49,500(6)                         *
Vice President of Sales
4031 NE 12th Terrace
Oakland Park, Florida  33334

Gary Nadelman, Director                      300,000                            1%
11 Old Westbury Road
Old Westbury, New York  11568

Morton A. Cohen, Director                    455,000(7)                         2%
1801 East 9th Street, Ste. 510
Cleveland, Ohio  44114

All Officers and Directors as a group
(6 persons)                               18,259,617(1,2,4,5,7)                59%(1)
---------------------------------------

*        Less than one (1%) percent

1. Percentages are based upon 25,643,931 shares outstanding as of October 30, 1997 plus currently exercisable options and warrants of 5,433,500 shares of common stock held by directors and officers for an aggregate total of 31,076,931 shares.

2. Consists of 7,500,600 shares owned by Mr. Brooks and 4,500,000 owned by his wife as custodian for his minor children. 3,750,000 shares which may be acquired by Mrs. Brooks upon exercise of a currently exercisable warrant to purchase such shares at a price per share of $ 1.33 and 1,500,000 shares which may be acquired by Mr. Brooks at $ 2.33 per share upon exercise of a currently exercisable warrant.

3. Messrs. David H. Brooks and Jeffrey Brooks are brothers. Each disclaims beneficial ownership of shares owned by the other.

4. Includes 75,000 shares acquirable under warrants awarded to Mr. Rosen, does not include 4,350 shares owned by Mr. Rosen's wife, as to which Mr. Rosen disclaims beneficial ownership.

5.       Includes  75,000  shares  acquirable  under  warrants  awarded  to  Ms.
         Kreidell.

6. These shares are owned by Clarion Capital Corporation of which Morton Cohen, a director of the Company, is the President, CEO and Chairman.

7. Includes 33,500 shares acquirable under warrants issued pursuant to Mr. Giaquinto's employment agreement.



All options and warrants noted above are currently exercisable. A currently exercisable warrant or option is one which is exercisable within 60 days from the date hereof.

Director's Meetings

         In 1996, the Company had no standing nominating, compensation or audit committees, these matters being handled by the entire Board of Directors. The Company does not have any formal executive compensation program.

         The Company did not hold any formal meetings of the Board of Directors in 1996. The Company's directors discharge their responsibilities throughout the year through personal meetings and other communications, including frequent and considerable telephone contact with the CEO and each other regarding matters of interest and concern to the Company. Formal action is customarily accomplished by the unanimous written consent of the directors.

Compensation of Directors

         Directors who are not officers or employees of the Company ("Outside Directors") do not receive any compensation, but are reimbursed for their direct expenses incurred in connection with the discharge of their responsibilities.

                              CERTAIN TRANSACTIONS

         The Company obtained funds for the cash payment required to carry out the acquisition of the assets used to start up NDL, and for working capital for NDL, from (i) the Company's working capital, (ii) the Loan, and (iii) term loans of $ 1,140,000 from Mr. and Mrs. Brooks, bearing interest at 9% per year. The outstanding balance of this loan is $ 550,000; it matures in November, 1998 and bears interest at 12% per year. Under a collateral agreement [third party] (the "Collateral Agreement") covering securities owned by Mr. David H. Brooks, Chairman of the Board of the Company, and Mrs. Terry Brooks, his wife, Mr. Brooks and Mrs. Brooks have pledged certain marketable securities to a Bank to partially secure the Bank loans and other obligations of the Company to the Bank. In exchange for this, the Company has agreed to grant to Mrs. Brooks 5-year warrants to purchase 3,750,000 shares of Common Stock, at a price of $
1.33 per share. The warrants contain provisions for a one-time demand registration, and piggyback registration rights. Mr. David Brooks also lent $ 2,000,000 to the Company to provide the funds needed to purchase the Point Blank Assets. The outstanding balance on that loan is now $ 750,000, and bears interest at 12% per year and matures in November, 1998. The Company obtained funds to pay down the loan by liquidating certain investments at a profit. In the 12 months ended December 31, 1996, the Company has accrued for the account of Mr. and Mrs. Brooks, a total of $ 133,274 in interest on their loans to the Company. Mr. and Mrs. Brooks have also pledged personal assets to the Bank of New York to secure the Company's debt to that bank.

         NDL, Point Blank and OPI occupy a 67,000 square foot office and warehouse facility (the "Facility"), located at 4031 N.E. 12th Terrace, Fort Lauderdale, Florida 33334, which it leases from V.A.E. Enterprises ("V.A.E."), a partnership controlled by Mrs. Brooks and beneficially owned by Mr. and Mrs. Brooks' minor children, which purchased the facility on or about January 1, 1995. The lease is a 5 year net-net lease; annual rental is $ 480,000 and is scheduled to increase by 4% per year. The Company, as lessee, is responsible for all real estate taxes and other operating and capital expenses. Management believes that the terms of the lease are no less favorable to the Company than could be obtained from an unrelated party.

         PACA leases 23,400 square feet of office, manufacturing and warehouse space at 148 Cedar Place, Norris, Tennessee from Leonard Rosen, President of PACA, at a present annual rental of $ 43,200 plus real estate taxes of approximately $ 4,800 annually,. The space is occupied pursuant to a five-year lease which expires October 31, 1997, with an option to acquire the property for $ 500,000. In the opinion of management, the rental is fair and reasonable and is approximately at the same rate that could be obtained from an unaffiliated lessor for property of similar type and location.

Proposal 2.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         Management proposes this appointment of Capraro, Centofranchi, Kramer & Co., P.C. as independent accountants to examine the financial statements of the Company for the fiscal year 1997. The Board of Directors has directed that such appointment be submitted for ratification by the Shareholders at the meeting.

         Capraro, Centofranchi, Kramer & Co., P.C. has served as the independent accountants for the Company since 1992. A representative of Capraro, Centofranchi, Kramer & Co., P.C. is expected to be present at the meeting and will have the opportunity to make statements if he desires to do so and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the Common Shares present, in person or represented by proxy, is required for ratification of the appointment of Capraro, Centofranchi, Kramer & Co., P.C. as the independent accountants.

The Board of Directors recommends that Shareholders vote FOR ratification of the appointment of Capraro, Centofranchi, Kramer & Co., P.C.

          Compliance with Section 16(a) Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock and other equity securities of the Company.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal years ended December 31, 1995 and December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                  ANNUAL REPORT

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MAILED WITHOUT CHARGE TO SHAREHOLDERS UPON REQUEST. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY AT 11 OLD WESTBURY ROAD, OLD WESTBURY, NEW YORK 11568, ATTENTION MARY KREIDELL, SECRETARY. THE FORM 10-KSB INCLUDES CERTAIN EXHIBITS WHICH WILL BE PROVIDED ONLY UPON PAYMENT OF A FEE COVERING THE COMPANY'S REASONABLE EXPENSES.


                                FUTURE PROPOSALS


         If any shareholder wishes to submit a proposal for inclusion in the Proxy Statement for the Company's 1998 Annual Meeting, the rules of the United States Securities and Exchange Commission require that such proposal be received at the Company's principal executive officer by a reasonable time prior to the 1998 annual meeting. All such proposals are subject to the applicable rules and requirements of the Securities and Exchange Commission.


                                  OTHER MATTERS

         Management knows of no other matters to come before the meeting other than those referred to in the Notice of Meeting. However, should any other matters properly come before the meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the person voting the shares represented by the proxy.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Mary Kreidell
                                              ----------------
                                              Mary Kreidell
                                              Secretary

                             DHB CAPITAL GROUP INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David H. Brooks and Mary Kreidell, and each of them individually with the power of substation, as Proxy or Proxies of the undersigned, to attend and Act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the offices of NDL Products located at 4031 Northeast 12th Terrace, Oakland Park, Florida 33331 at 12:30 P.M. local time on Tuesday, December 30, 1997 and at any adjournment thereof hereby revoking any prior Proxy or proxies. This Proxy when properly executed will be voted as directed herein by the undersigned. If no direction is made, shares will be voted FOR the election of directors named in the proxy and FOR Proposal 2.


 [ X ]   Please mark your votes as in this example

1.       To elect as directors, all the persons named below:

         David H. Brooks            Mary Kreidell
         Morton A. Cohen            Gary Nadelman


                [   ] FOR      [   ] WITHHOLD


For, except vote withheld from the following nominee(s).

2. To appoint Capraro, Centofranchi, Kramer & Co., P.C., as Independent Accountants of the Company.

                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

(Signature should conform exactly to name shown on this proxy. When shares are held by joint tenants, both should sign. Executors, administrators, guardians, trustees, attorneys and officers signing for corporations should give full title).

          Dated: _______________________________________________, 1997

             Signature: ___________________________________________

               ---------------------------------------------------
                            Signature if held jointly

Date, sign and return the Proxy Card promptly using the enclosed envelope